Exhibit 10.34

Group Term Carve-Out Plan


Number of Participants: 163

Total Current Death Benefit: $14,624,000
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Del Webb Corporation
Group Term Carve-Out Plan
Split-Dollar Life Insurance Agreement - Endorsement Method

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          THIS AGREEMENT is made as of the _____ day of _______________,  199_ , by and between Del Webb Corporation, and its successors or assigns, of Phoenix, Arizona, hereinafter called the "Corporation", and __________________________ hereinafter called the "Employee".


                                    RECITALS:


A. The Corporation is a corporation duly organized and validly existing under the laws of the state of its incorporation.

B.        The Employee is an employee of the Corporation.

C. In consideration of the performance of services by the Employee for the Corporation, the Corporation wishes to benefit the Employee by entering into a split-dollar life insurance arrangement in accordance with the terms and conditions of this Agreement.

D. The split-dollar arrangement provided for in this Agreement, which the parties intend to satisfy the requirements of Rev. Rul. 64-328, 1964-2 C.B. 11, relates to a life insurance policy number ___________ (the "Policy") to be issued by Security Life of Denver Insurance Company (the "Insurer") on the life of the Employee to be owned by the Corporation subject to an endorsement in favor of the Employee.

                  NOW, THEREFORE, the parties mutually agree as follows:

1.        Acquisition of Policy

          The parties. shall cooperate in applying for and obtaining the Policy. (The Policy shall be issued to the Corporation as owner with an endorsement granting to the Employee the rights described in Article 4 below.)

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Del Webb Corporation
Group Term Carve-Out Plan
Split-Dollar Life Insurance Agreement - Endorsement Method

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2.        Payment of Premiums

          All premiums due on the Policy shall be paid by the Corporation. However, the Employee shall reimburse the Corporation in an amount such that the reimbursement for each year is equal to the value of the "economic benefit" of the life insurance protection in accordance with the principles set forth in Rev. Rul. 64-328, 1964-2 C.B. 11 and Rev. Rul. 66-110, 1966-1 C.B. 12. The Employee will receive compensation in addition to annual salary each year in an amount equal to this reimbursement.

3.        Corporation's Interest in Policy

          A. The Corporation's Interest. In consideration of the Corporation's premium payments under the split-dollar arrangement, the Corporation's interest in the Policy shall at all times equal the amount determined in accordance with the following provisions. The Corporation shall be entitled to recover the Corporation's interest in the Policy in accordance with the terms and conditions of this Agreement.

          B. Termination of Agreement. Upon termination of this Agreement, the Corporation's interest in the Policy shall be an amount equal to the Cash Surrender Value (as hereinafter defined) of the Policy at such time.

          C. Death of Insured. Upon the death of the Insured, the Employee's designated beneficiary's interest in the Policy shall be an amount equal to the lesser of one times the Employee's Basic Earnings or the policy death proceeds. The Corporation shall receive the balance of the policy death benefits, if any.

          D.      Definitions. For purposes of this Agreement:

                  (i) The Cash Surrender Value of the Policy at any time equals, at such time, the cash value set forth in the Policy's table of values; plus the cash value of any paid-up additions; plus any dividend accumulations and unpaid dividends; less any policy loans to the Corporation and accrued interest thereon at such time.

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
Del Webb Corporation
Group Term Carve-Out Plan
Split-Dollar Life Insurance Agreement - Endorsement Method

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                  (ii)     Basic  Earnings  shall  be  determined  based  on the
                           definitions set forth in the Del Webb Corporation Group Term Life Insurance Plan.

4.        Rights in the Policy

                  A. Employee's Rights. The Employee shall be entitled to designate a beneficiary under the Policy and elect a settlement option for death proceeds to be paid to the designated beneficiary, and to change such designations or elections at any time and from time to time, with respect to that portion of the death proceeds as determined under Article 3 above. The Policy shall contain an endorsement (the "Endorsement"), in a form acceptable to the parties and the Insurer, granting the Employee such rights. The Employee shall be entitled to such other rights, if any, as are expressly granted to the Employee or the Employee's designated beneficiary in this Agreement or the Endorsement.

                  B. Corporation's Rights. Except for those rights granted to the Employee in this Agreement or the Endorsement, the Corporation shall have all of the rights of the owner under the Policy and the Corporation shall be entitled to exercise all of such rights, options and privileges without the consent of the Employee;
                           provided, however, the Corporation agrees not to exercise the right to surrender the Policy except following a Termination Event and in compliance with the provisions of Article 6 below.

                  C. Conflict. As between the parties hereto, in the event of any conflict between the terms of the Endorsement and this Agreement, the terms of this Agreement shall prevail. The Insurer shall be bound, however, only by the terms of the Policy and any endorsement thereto.

5. Death of the Employee. In the event of the Employee's death while this Agreement is in force:

          A. Corporation's Recovery. The Corporation shall be entitled to recover out of the proceeds of the Policy an amount equal to the Corporation's Interest in the Policy as determined under
                  Article 3 above.

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
Del Webb Corporation
Group Term Carve-Out Plan
Split-Dollar Life Insurance Agreement - Endorsement Method

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          B.      Beneficiary's   Recovery.  The  Employee's  beneficiary  shall
                  receive a death benefit equal to one times the Employee's Basic Earnings or the policy death proceeds if less.

          C. Collection of Death Proceeds. Promptly following the Employee's death, the parties shall cooperate in the filing of a death claim in accordance with the Insurer's claims procedures and shall request distribution to the Corporation of the Corporation's Interest in the Policy and the balance of the death proceeds, if any, shall be paid by the Insurer to the beneficiary designated by the Employee under the Policy.

6.        Termination of Agreement

          A. Termination Events. Subject to fulfillment of the obligations arising upon termination hereinafter set forth, this Agreement shall terminate on the first to occur of the following events (each referred to herein as a "Termination Event"):

                  (i) Delivery of written notice of termination of this Agreement by the Corporation to the Employee.

                  (ii) Delivery of written notice of termination of this Agreement by the Employee to the Corporation.

                  (iii) Termination of the Employee's employment with the Corporation for any reason, by either the Corporation or the Employee, with or without cause, except as indicated in 6.C.ii below.

          B.      Disposition of Policy Following a Termination Event.

                  Following a Termination Event prior to or upon reaching Normal Retirement, the Employee shall have the option, for fifteen
                  (15) business days after such Termination Event, to pay to the Corporation in cash an amount equal to the Corporation's Interest in the Policy as determined under Article 3 above. Upon receipt of such payment, the Corporation shall transfer all of its right, title, and interest in and to the Policy to the Employee.

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
Del Webb Corporation
Group Term Carve-Out Plan
Split-Dollar Life Insurance Agreement - Endorsement Method

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                  If the Employee fails to exercise this option, the Corporation shall be entitled to surrender the Policy or to remove the Endorsement from the Policy and thereafter to deal with the Policy as the Corporation sees fit. The Employee agrees to cooperate in the removal of the Endorsement including signing
                  any   documents   requested  by  the  Insurer  in   connection
                  therewith. The Employee hereby authorizes the Corporation to act on the Employee's behalf to sign all documents and to take any other action required by the Insurer to remove the Endorsement following a Termination Event. The Insurer shall be entitled to rely on the Corporation's authority upon submission by the Corporation of a photocopy of this signed Agreement.

                  The Corporation shall cooperate in effecting any full or partial policy surrender, policy loan, or surrender of paid-up additions requested by the Employee related to the Employee's exercise of any option provided hereunder; provided, however, that the Corporation's Interest in the Policy is paid to the Corporation in connection with such a transaction.

7.        Application of Policy Dividends

          Any Annual dividend attributable to the Policy shall be applied to the purchase of paid-up additions from the Insurer.

8.        Provision Regarding the Insurer

          The parties acknowledge and agree as follows:

          A. Bound Only by Policy. The Insurer shall be bound only by the provisions of the Policy and any endorsement thereto.

          B. Discharge. Any payment made or actions taken by the Insurer in accordance with the provisions of the Policy and any endorsement thereto shall fully discharge the Insurer from all claims, suits and demands of all persons whatsoever.

          C. Insurer Not a Party. The Insurer shall not be deemed a party to, or to have notice of, this Agreement or the provisions hereof and shall have no obligation to see to the performance of the obligations of the parties hereunder.

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
Del Webb Corporation
Group Term Carve-Out Plan
Split-Dollar Life Insurance Agreement - Endorsement Method

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9.        Special Provisions

          In compliance with the requirements of the Employee Retirement Income Security Act of 1974, as amended, the parties hereby confirm:

          A. Named Fiduciary. The Corporation is the named fiduciary of the split-dollar life insurance plan of which this Agreement is the written instrument.

          B. Funding. The funding policy of the split-dollar life insurance plan is that the Corporation will pay that portion of the premiums under the Policy required under Article 2 above.

          C. ERISA Claims Procedures. The following claims procedure shall be utilized:

                  (i) The claimant shall file a claim for benefits by notifying the Corporation in writing. If the claim is wholly or partially denied, the Corporation shall provide a written notice within ninety (90) days specifying the reason for the denial, the provisions of this Agreement on which the denial is based, and additional material or information, if any, necessary for the claimant to receive benefits. Such written notice shall also indicate the steps to be taken by the claimant if a review of the denial is desired.

                  (ii) If a claim is denied and a review is desired, the claimant shall notify the Corporation in writing within sixty (60) days after receipt of written notice of a denial of a claim. In requesting a review, the claimant may review any documents and submit any written issues and comments the claimant feels are appropriate. The Corporation shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for a review. This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement, if any, upon which the decision is based.

                  (iii) In no event shall the Corporation's liability under this Agreement exceed the amount of proceeds from the Policy.

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
Del Webb Corporation
Group Term Carve-Out Plan
Split-Dollar Life Insurance Agreement - Endorsement Method

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10.       Disability  Waiver of Premiums.  The parties may, by mutual agreement, add an agreement or rider to the Policy providing for the waiver of premiums in the event of the insured's disability. Any additional premium attributable to such agreement or rider shall be payable by the Corporation in the proportion that each contributes to the base policy premiums under Article 2 for such period.

11. Amendment. This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, but only by a written instrument signed by all of the parties.

12. Assignment. A party may assign such party's interests and obligations under this Agreement at any time subject to the terms and conditions of this Agreement.

13. Governing Law. This Agreement shall be governed by the internal laws of the State of Arizona.

14. Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements or understandings with respect to such matters are hereby superseded.


          IN WITNESS WHEREOF, the parties have signed and sealed this Agreement as of the day and year first above written.


WITNESS:



- -------------------------------             ------------------------------------
Witness Signature                                Employee

ATTEST:                                          Del Webb Corporation

_______________________________             By: ________________________________
Witness Signature                                Signature of Representative of
                                                 Del Webb Corporation

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
Del Webb Corporation
Group Term Carve-Out Plan
Designation of Beneficiary and Ownership Rights Form - Endorsement

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Application or Policy No.:______________________________________________________

Insurer:                  Security Life of Denver Insurance Company

Insured:                  ______________________________________________________

Primary Owner:            Del Webb Corporation

Secondary Owner:          ______________________________________________________


I.       BENEFICIARIES

          (1) The Secondary Owner shall designate a beneficiary for all or a portion of the death proceeds that is equal to one times the insured's basic earnings (Based on definitions set forth in the primary owner's group term life insurance plan) or, if less, the entire death proceeds.

          (2) The beneficiary of any remaining proceeds (the "Remaining Proceeds") shall be the Primary Owner.


II.      OWNERSHIP

          (3) The owner of the policy shall be the Primary Owner, who shall have all ownership rights in the policy except those rights specifically granted to the Secondary Owner in paragraph (4).

          (4) The Secondary Owner shall own and have the right to designate the beneficiary for that portion of the death proceeds set forth in paragraph (1) that is to be paid to that beneficiary, and to exercise all settlement options with respect to those death proceeds.

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
Del Webb Corporation
Group Term Carve-Out Plan
Designation of Beneficiary and Ownership Rights Form - Endorsement

================================================================================

III.      AGREEMENT

          The undersigned hereby agree that the Insurer may rely on the Primary Owner's signature alone as to any actions on the policy, including but not limited to the amount due to be paid to the beneficiaries upon death of the insured. Upon payment of any proceeds based on such signature, the Insurer shall be fully discharged under the policy and the respective recipients shall indemnify the Insurer to that effect. If the Insurer is made, or elects to become a party to any litigation concerning the proper apportionment of the death proceeds, the Insurer's litigation expenses, including attorney fees, shall be deducted from the death proceeds.


IV.       SECONDARY OWNER'S AGREEMENT AND DESIGNATION OF BENEFICIARY.

          The Secondary Owner hereby agrees to the foregoing and, subject to the rights of the Primary Owner as stated above, designates below the primary and contingent beneficiaries of the death proceeds described in paragraph (1).

          A primary or contingent beneficiary must survive the Insured to have or pass any rights to the death proceeds. If no primary beneficiary survives the Insured, the death proceeds will be paid to the surviving contingent beneficiary. If no beneficiary survives the Insured, the death proceeds will be paid to the Secondary Owner's Estate. If there are two or more primary or contingent beneficiaries, death proceeds will be distributed in equal shares to those surviving the Insured. The beneficiary designation appearing on this form may be revoked, and new designations may be made.

V. DIRECTIONS AND DESIGNATIONS: Check either box 1 below and complete the primary and contingent beneficiary designations or check box 2 below and complete the name of the spouse.


1.       [ ] PRIMARY BENEFICIARY(IES), of the Secondary Owner, are:

Full Name(s)                 Relationship to Insured             Date of Birth

- ---------------------------  ----------------------------------  ---------------

- ---------------------------  ----------------------------------  ---------------

- ---------------------------  ----------------------------------  ---------------


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
Del Webb Corporation
Group Term Carve-Out Plan
Designation of Beneficiary and Ownership Rights Form - Endorsement

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If no primary beneficiary survives the Insured, CONTINGENT BENEFICIARY(IES) are:

Full Name(s)                Relationship to Insured              Date of Birth

- --------------------------- -----------------------------------  ---------------

- --------------------------- -----------------------------------  ---------------

- --------------------------- -----------------------------------  ---------------


2.       [ ] SPOUSE PRIMARY BENEFICIARY - CHILDREN OF THE MARRIAGE CONTINGENT
         BENEFICIARY:

         ____________________________   spouse  of  the  Insured.  Then  to  the
         children of the marriage. The term "children of the marriage" shall include only children born of the marriage of the Insured and the spouse named and those legally adopted by them. It shall not include children of a different marriage


Signed this ____________ day of ___________________________ 19 _________



- --------------------------------                --------------------------------
         WITNESS                                         PRIMARY OWNER
                                                     (Authorized Corporate
                                                      Officer with Title)


- --------------------------------
         SECONDARY OWNER


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